                                                              FILE NO. 333-13649
                                                                  RULE 424(B)(3)

                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED MAY 16, 1997)
                 (TO PROSPECTUS SUPPLEMENT DATED MAY 16, 1997)

                                     PROSPECTUS NUMBER: 1511
                                     DATED: MAY 27, 1997


                           MERRILL LYNCH & CO., INC.
                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                              FLOATING RATE NOTES

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


BASE RATE:                Prime (Prior Day H.15)


INDEX MATURITY:           Daily


TRADE DATE:               May 27, 1997


SETTLEMENT DATE:          May 30, 1997


MATURITY DATE:            June 1, 1998


REDEMPTION DATE:          N/A


OPTIONAL REPAYMENT DATES: N/A


SPREAD:                   -2.810%
                          (minus two hundred eighty one bps)


SPREAD MULTIPLIER:        N/A


MAXIMUM INTEREST RATE:    N/A


MINIMUM INTEREST RATE:    N/A


INTEREST RESET DATES:     Daily


INTEREST PAYMENT DATES:   The first of September, December, March and June
                          commencing September 1997 through Maturity, subject to modified following business day convention.


INITIAL INTEREST RATE:    5.69%


FORM:                     Book-entry


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